UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40699	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, Par Value $0.0001 Per Share	PMCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2024, PharmaCyte Biotech, Inc. (the “Company”) held its annual meeting of stockholders for the year ended April 30, 2024 (the “Annual Meeting”) via live webcast. At the Annual Meeting, 4,514,887 shares of common stock, or approximately 53.41% of the outstanding shares of common stock entitled to vote, were represented by proxy or in person, representing a quorum.

At the Annual Meeting, the stockholders of the Company voted as set forth below on three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2024. The final voting results for each matter submitted to a vote of the Company’s stockholders are as follows:

Proposal 1. Election of Directors.

The election of five directors, each to hold office until the annual meeting of stockholders for the year ended April 30, 2025 or until their respective successor is elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Joshua N. Silverman	1,892,894	266,539	2,355,454
Jonathan L. Schechter	2,064,472	94,961	2,355,454
Michael M. Abecassis	1,579,782	579,651	2,355,454
Robert Weinstein	2,022,363	137,070	2,355,454
Wayne R. Walker	2,060,785	98,648	2,355,454

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm.

The ratification of the selection by the audit committee of the board of directors of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2024.

For	Against	Abstain
4,387,273	109,167	18,447

Proposal 3. Approval of Executive Compensation.

The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Non-Votes	Broker Non-Votes
1,922,352	186,215	50,866	0	2,355,454

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2024	PHARMACYTE BIOTECH, INC.

	By:	/s/ Joshua N. Silverman
	Name:	Joshua N. Silverman
	Title:	Interim Chief Executive Officer and Interim President

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